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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-2

                                 Current Report

                                     0-16715
                                     -------
                             Commission File Number

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 March 15, 1996
                                 --------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                           PHONETEL TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                                     34-1462198
             ----                                     ----------
    (State of Incorporation)                  (I.R.S. Identification No.)

                               1127 Euclid Avenue
                            650 Statler Office Tower
                           Cleveland, Ohio 44115-1601
                           --------------------------
               Address and zip code of principal executive offices

                                 (216) 241-2555
                                 --------------
                          Registrant's telephone number

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PART I

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The attached exhibits and pro forma financial information amends Form 8-K/A-1 which amended Form 8-K dated March 15, 1996.

EXHIBITS

(a)  Financial Statements of Business Acquired:

     1. International Payphones, Inc. (a South Carolina corporation) Financial Statements For the Year Ended December 31, 1995

     2. Paramount Communications Systems, Inc. Financial Statements For the Year Ended December 31, 1995

(b)  Pro Forma Financial Information:

     1. Introduction to Unaudited Pro Forma Combined Condensed Financial Information

     2. International Payphones, Inc. (a South Carolina corporation), International Payphones, Inc. (a Tennessee corporation), Paramount Communications Systems, Inc. and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Balance Sheet at December 31, 1995.

     3. International Payphones, Inc. (a South Carolina corporation), International Payphones, Inc. (a Tennessee corporation), Paramount Communications Systems, Inc. and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended December 31, 1995.

     4. International Payphones, Inc. (a South Carolina corporation), International Payphones, Inc. (a Tennessee corporation), Paramount Communications Systems, Inc. and PhoneTel Technologies, Inc. - Unaudited Pro Forma Combined Condensed Financial Information - Footnotes to Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PhoneTel Technologies, Inc.
                                                     (Registrant)

Date:    June 12, 1996                               /s/ Peter G. Graf
                                                     -----------------
                                                     Peter G. Graf
                                                     Chairman of the Board and
                                                     Chief Executive Officer

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